Exhibit 10.4

Execution Version

May 15, 2020

VIA EMAIL

Sequential Brands Group, Inc.

601 West 26th Street

9th Floor

New York, NY 10001

Attention: Mr. David Conn

RE:Proposed SBA Loan

Dear Mr. Conn:

We refer to that certain Third Amended and Restated Credit Agreement,  dated as of July 1, 2016 (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”) by and among Sequential Brands Group, Inc., a Delaware corporation (“Borrower” or “you”), the Guarantors party thereto, the Lenders from time to time party thereto and Wilmington Trust, National Association, as Agent for the Lenders thereunder (in such capacity and together with its successors and assigns, “Agent” or “us”) for the Lenders.  Capitalized terms used but not defined herein shall have the meaning set forth in the Credit Agreement.

You have informed us that you intend to incur certain loan obligations in reliance on the Small Business Administration’s Paycheck Protection Program (the “Paycheck Protection Program”) under the Coronavirus Aid,  Relief,  and Economic Security Act (P.L. 116-136) (the “CARES Act”) in an aggregate principal amount of up to $769,295 (the “SBA Loan”; and the unsecured Indebtedness evidenced thereby, the “SBA Loan Debt”).  The incurrence of the SBA Loan Debt requires the consent of Agent (at the direction of the Required Lenders) under the Credit Agreement, and accordingly, you have requested our consent to incur the SBA Loan Debt.  Agent (at the direction of the Required Lenders) hereby consents to the incurrence of the SBA Loan Debt and agrees that, notwithstanding anything to the contrary contained in the Credit Agreement, such SBA Loan Debt shall constitute Permitted Indebtedness under the terms of Section 7.03 of the Credit Agreement, Indebtedness and Consolidated Total Indebtedness for all purposes under the Credit Agreement and other Loan Documents, including, without limitation, for purposes of calculating the financial covenants under Section 7.15 of the Credit Agreement, subject to the following terms and conditions:

(a)	Borrower shall have submitted all required forms, applications and certificates required for, and shall have been conditionally approved to receive, the SBA Loan under the Paycheck Protection Program;

(b)

Borrower shall (i) at all times comply with all terms applicable to the SBA Loan, including without limitation, any requirements with respect to the use of proceeds of the SBA Loan, and (ii) make only regularly scheduled payments of interest accruing on, and to the extent required under, the SBA Loan at a rate not exceeding 1.0% per annum in respect thereof;

(c)

Prior to the effectiveness of the foregoing consent, Agent and the Lenders shall have received a corresponding consent from all applicable third parties to the extent such consent is required in connection with the SBA Loan or this consent (collectively, the “Required Consents”);

(d)

Borrower shall furnish to Agent and the Lenders (it being understood that the Borrower may send each of the following via e-mail to the Agent and Lender’s e-mail addresses specified on Schedule 10.02 of the Credit Agreement): (i) no later than the 15th day of each calendar month, a detailed description of how the proceeds of the SBA Loan have been applied by Borrower (and, if applicable, the other Loan Parties and their Subsidiaries)  through the end of the immediately prior 14-day period, (ii) no later than the 29th day of each calendar month, a detailed description of how the proceeds of the SBA Loan have been applied by Borrower (and, if applicable, the other Loan Parties and their Subsidiaries)  through the end of the immediately prior 14-day period, (iii) promptly and in any event within five (5) Business Days after submission, copies of all documents submitted by Borrower to request and justify forgiveness of the SBA Loan Debt, and (iv)  promptly and in any event within five (5) Business Days after receipt, copies of any notices received by the applicable lender or Governmental Authority with respect to the SBA Loan;

(e)

(i) By not later than June 5, 2020 (or such later date as the KKR Representative may agree in its sole discretion), Borrower shall cause all proceeds of the SBA Loan (and no other funds) to be deposited in into a segregated deposit account (the “SBA Loan Account”), which such deposit account shall constitute an Excluded Account; (ii) Borrower shall use funds from the SBA Loan Account solely for the purposes set forth in Section 1106(b) of the CARES Act and otherwise in compliance with all other provisions or requirements of the CARES Act applicable in order for the SBA Loan Debt to be eligible for forgiveness and (iii) Borrower shall apply for, and submit all documents required to obtain, forgiveness or other relief of the SBA Loan Debt by all deadlines required by the CARES Act; and

(f)

In no event shall Borrower or any Loan Party or any of their respective Affiliates directly or indirectly purchase, redeem, defease, prepay or repay any principal of, premium, if any, interest or other amount payable in respect of seventy-five percent (75%) of the initial principal amount of the SBA Loan Debt, other than (i) the cancellation and forgiveness of all or any portion of the SBA Loan Debt, (ii) if funded from funds in the SBA Loan Account,  or (iii) to the extent Agent otherwise consents in writing at the direction of the Required Lenders in their sole discretion.

The Borrower agrees that any failure to comply with any of the foregoing conditions that occurs (and in the case of any such failure to comply which is capable of being cured has not been cured within three (3) Business Days) shall constitute an immediate and automatic Event of Default.

The Borrower hereby represents and warrants to Agent and the Lenders that (i) the Borrower has determined in good faith, after consultation with counsel on all matters related to the SBA Loan, that it is eligible to apply as a borrower under the Paycheck Protection Program, including the application of the Paycheck Protection Program’s affiliation rules, and have taken into consideration in making such determination the Interim Final Rule and all FAQs issued by the Small Business Administration as of the date hereof, including determining that the current economic uncertainty makes the loan request necessary to support its ongoing operations taking into account Borrower’s current business activity and its ability to access other sources of liquidity sufficient to support its ongoing operations in a manner that is not significantly detrimental to the business; (ii) all applications, documents and other information submitted to any Governmental Authority with respect to the SBA Loan were at the time of submission, and continue to be, true and correct in all material respects as of the date hereof;  (iii) neither the Agent nor any Lender or any Affiliates thereof are deemed an “affiliate” of any Loan Party or any of its Subsidiaries for any purpose related to the SBA Loan, including the eligibility criteria with respect thereto; (iv) Borrower is responsible for making its own independent judgment with respect to the SBA Loan and the process leading thereto, and it has not relied on Agent, any Lender or any of their affiliates with respect to any of such matters; and (v) after giving effect to this consent, the execution, delivery and performance of the documents governing the SBA Loan do not conflict with or violate the terms of the Credit Agreement and the other Loan Documents and the rights and remedies of Agent and the Lenders thereunder.  Borrower hereby further represents and warrants that all of the Required Consents have been obtained on or prior to the date hereof.

Each Loan Party agrees that it will not make any claim that Agent, any Lender or any of their affiliates have rendered advisory services of any nature or respect in connection with the SBA Loan,  the Paycheck Protection Program or the process leading thereto.

In addition to and the foregoing, Borrower, Guarantors and Agent hereby agree as follows:

1. The consent set forth in this letter agreement is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to: (a) except as expressly provided herein, be a consent to any amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Loan Document, which shall remain and continue in full force and effect; (b) prejudice any right that Agent or the Lenders have or may have in the future under or in connection with the Credit Agreement or any other Loan Document;  (c) waive any Default and/or Event of Default that may exist and is continuing as of the date hereof or occur hereafter; or (d) establish a custom or course of dealing among Borrower or any other Loan Party, on the one hand, and Agent or any Lender, on the other hand.

2. Borrower and Agent hereby acknowledge and agree that this letter agreement constitutes a Loan Document and that this letter agreement cannot be modified or terminated except with the written consent of each of the undersigned.

3. The provisions of the Credit Agreement regarding choice of law, jurisdiction, venue and jury trial waiver are expressly incorporated herein and shall govern this letter agreement.  No Person other than the parties hereto, shall have any rights hereunder or be entitled to rely on this letter agreement and all third-party beneficiary rights are hereby expressly disclaimed.

4. This letter agreement may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter agreement.  Electronic signatures shall have the same effect as original signatures.  This letter agreement shall become effective as of the date first above written when counterparts of this letter agreement shall have been executed by the Loan Parties, the Lenders and Agent.

5. The Lenders party hereto, constituting the Required Lenders under the Credit Agreement, hereby direct and authorize (acting pursuant to and subject to the provisions of the Credit Agreement, including Section 9 thereof) the Agent to execute and deliver this letter agreement.

6. Each Loan Party hereby acknowledges that:  (a) it has no defenses, claims or set‑offs to the enforcement by Agent or Lenders of the Obligations on the date hereof; (b) to its knowledge, Agent and the Lenders have fully performed all undertakings and obligations owed to it as of the date hereof; and (c) except to the limited extent expressly set forth in this letter agreement, Agent and Lenders do not waive, diminish or limit any term or condition contained in the Credit Agreement or any of the other Loan Documents.

Please counter-sign this letter agreement below to indicate your consent and agreement to the terms and conditions set forth herein.

Sincerely,

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By: /s/ David Bergstrom_______________________________________________________________________________

Name: David Bergstrom

Title: Vice President

[Signature Page to Consent Letter – Sequential Brands Group, Inc.]

Borrower, each Guarantor and each Lender hereby acknowledges, understands and agrees to the terms and conditions set forth above, and have caused this letter agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

GUARANTORS:

SQBG, INC.

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

SEQUENTIAL LICENSING, INC.

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

WILLIAM RAST LICENSING, LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

HEELING SPORTS LIMITED

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

[Signature Page to Consent Letter – Sequential Brands Group, Inc.]

B®AND MATTER, LLC

By: /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

SBG FM, LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

SBG UNIVERSE BRANDS, LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

GALAXY BRANDS LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

The Basketball Marketing Company, Inc.

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

AMERICAN SPORTING GOODS CORPORATION

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

[Signature Page to Consent Letter – Sequential Brands Group, Inc.]

LNT BRANDS LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

JOE’S HOLDINGS LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

GAIAM BRAND HOLDCO, LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

GAIAM AMERICAS, INC.

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

SBG-GAIAM HOLDINGS, LLC

By:  /s/ David Conn
Name:  David Conn
Title:  Chief Executive Officer

[Signature Page to Consent Letter – Sequential Brands Group, Inc.]

LENDERS:

FS KKR CAPITAL CORP.

By: /s/ Jessica Woolf_______________

Name: Jessica Woolf

Title: Authorized Signatory

FS KKR MM CLO 1 LLC

By: /s/ Jessica Woolf_______________

Name: Jessica Woolf

Title: Authorized Signatory

DARBY CREEK LLC

By: /s/ Jessica Woolf_______________

Name: Jessica Woolf

Title: Authorized Signatory

FS KKR CAPITAL CORP. II

By: /s/ Jessica Woolf_______________

Name: Jessica Woolf

Title: Authorized Signatory

DUNLAP FUNDING LLC

By: /s/ Jessica Woolf_______________

Name: Jessica Woolf

Title: Authorized Signatory

[Signature Page to Consent Letter – Sequential Brands Group, Inc.]

LENDERS:

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By: Apollo Centre Street Advisors (APO DC), L.P., its general partner

By: Apollo Centre Street Advisors (APO DC‐GP), LLC, its general partner

By: /s/ Joseph D. Glatt____________

Name: Joseph D. Glatt

Title: Vice President

APOLLO UNION STREET PARTNERS, L.P.

By: Apollo Union Street Advisors, L.P., its General Partner

By: Apollo Union Street Capital Management, LLC, its General Partner

By: /s/ Joseph D. Glatt____________

Name: Joseph D. Glatt

Title: Vice President

APOLLO KINGS ALLEY CREDIT FUND, LP

By: Apollo Kings Alley Credit Advisors, L.P., its general partner

By: Apollo Kings Alley Credit Capital Management, LLC, its general partner

By: /s/ Joseph D. Glatt____________

Name: Joseph D. Glatt

Title: Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.

By: Apollo Moultrie Credit Fund Management, LLC, its investment manager

By: /s/ Joseph D. Glatt____________

Name: Joseph D. Glatt

Title: Vice President

[Signature Page to Consent Letter – Sequential Brands Group, Inc.]

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.

By: Apollo Tactical Value SPN Advisors (APO DC), L.P., its General Partner

By: Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC, its General Partner

By: /s/ Joseph D. Glatt____________

Name: Joseph D. Glatt

Title: Vice President

APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor

By: ACC Management, LLC, as its General Partner

By: /s/ Joseph D. Glatt____________

Name: Joseph D. Glatt

Title: Vice President

[Signature Page to Consent Letter – Sequential Brands Group, Inc.]